Intech S&P Large Cap Diversified Alpha ETF Trading Symbol: LGDX Listed on NYSE Arca, Inc. Summary Prospectus February 26, 2025 www.IntechETFs.com

Before you invest, you may want to review the Intech S&P Large Cap Diversified Alpha ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 26, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.IntechETFs.com. You can also get this information at no cost by calling at (833) 933-2083 or by sending an e-mail request to info@intechefts.com.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

To seek to achieve its investment objective, the Fund’s sub-adviser, Intech Investment Management LLC (the “Sub-Adviser” or “Intech”), primarily invests the Fund’s assets in common stocks of companies included in the S&P 500® Index (the “Index”). Intech uses a quantitative process to construct a portfolio that seeks to outperform the Index (i.e., produce “alpha”) by improving diversification relative to the Index—seeking more balanced contributions of risk and return—and systematically rebalancing the portfolio.

For the purposes of this Prospectus, “diversification” refers to the Fund’s approach to balancing risk and return contributions across holdings, meaning the Fund seeks to capture gains and manage risk across a broad range of stocks, instead of relying on one or a few positions that could disproportionately impact performance.

Intech’s investment process has three key steps:

1.	Find Diverse Risk and Return Sources: Intech analyzes each stock’s price movements (volatility), how it moves compared to other stocks (correlation), and fundamental characteristics like profitability and valuations. This analysis seeks to identify stocks contributing to a more balanced and diversified portfolio.

2.	Construct a Diversified Portfolio: Using the analysis in Step 1, Intech sets target weights for each stock to diversify both risk and return across the portfolio, seeking to balance the impact of any single stock, sector, industry, or market factor on the Fund’s performance.

3.	Rebalance to Stay on Track: As stock prices change, some holdings drift from their target weights set in Step 2, becoming either too large or too small. Intech rebalances the portfolio, typically on a weekly basis, selling stocks that exceed their targets and buying more of those that fall below their targets. Rebalancing helps maintain a diversified portfolio and offers the potential to enhance returns by capitalizing on price changes as stocks move relative to their target allocations.

More detail about the process is available in the Additional Information About the Funds section of the Prospectus.

Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in large-cap U.S. companies. The Fund considers U.S. companies to be large-cap if they are included in the then current market capitalization range of the S&P 500® Index. As of January 31, 2025, the market capitalizations of companies in the S&P 500® Index ranged between $1.1 billion and $3.6 trillion.

The Fund may, from time to time, invest in securities that are not included in the Index. Such investments are intended to help manage specific risks, improve liquidity, or refine diversification across the Fund’s portfolio, while seeking to maintain a high correlation to the Index. Non-Index securities are selected for their ability to complement the Fund’s overall holdings, supporting the pursuit of diverse contributions of risk and return.

The Fund’s exposure to individual securities may be adjusted based on shorter-term factors, such as changes in market conditions or liquidity needs. Market conditions refer to economic or financial factors that influence asset prices and availability, such as interest rates, economic growth trends, or overall market volatility and liquidity.

The Fund’s investment strategy involves periodic rebalancing, which will result in a high annual portfolio turnover rate potentially exceeding 100% in a calendar year. This turnover rate reflects the periodic rebalancing required to maintain the Fund’s intended risk and return profile and target weights, rather than a complete change in portfolio.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risk

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Index Concentration Risk. To the extent that the Index becomes concentrated in a few large issuers, the Fund may be unable to achieve similar weights in these positions due to its status as a diversified fund. This could impact the Fund’s ability to achieve its investment objective.

ETF Risks

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sub-Adviser Risk. Although the Sub-Adviser has extensive experience of managing separately managed accounts and private funds, the Sub-Adviser has no experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Performance

The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Fund for the indicated periods.

The Fund intends to commence investment operations in February 2025 after the conversion of the Intech U.S. Enhanced Plus Fund LLC, an unregistered private investment fund (the “Predecessor Fund”) into shares of the Fund. The Predecessor Fund commenced operations on March 1, 2004. The Sub-Adviser was either the investment adviser or the sub-adviser for the Predecessor Fund for the entire performance period shown. The Predecessor Fund will transfer all its portfolio securities to the Fund.

The bar chart and the performance table below are for the Predecessor Fund prior to the commencement of the Fund’s operations. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The Predecessor Fund is a private investment fund structured as a commingled vehicle under Section 3(c)(7) of the Investment Company Act of 1940. The conversion of the Predecessor Fund into an exchange-traded fund (“ETF”) allows for operational and legal continuity for existing investors while enhancing the commingled structure with improved accessibility, tax efficiency, and lower fees.

Other accounts in the composite managed by the Sub-Adviser share a materially equivalent investment objective, policies, and restrictions to the Fund. These accounts are institutional separate accounts and were not considered for conversion into the Fund because they are managed under individual client agreements that cannot be transferred to a commingled vehicle.

The Predecessor Fund was managed in a materially equivalent way as the Sub-Adviser will manage the Fund, and its performance reflects its results prior to the conversion into the Fund. The Predecessor Fund was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended (the “Code”), on regulated investment companies. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for the Fund’s shares prior to its commencement of operations reflect all charges, expenses, and fees of the Predecessor Fund, gross of any waivers. In addition, the Predecessor Fund did not charge a sales load.

The performance of the Predecessor Fund was calculated using standardized SEC calculation methodologies.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -19.87% (quarter ended March 31, 2020).

This table shows the Predecessor Fund’s average annual total returns for the periods ending December 31, 2024. The table also shows how the Predecessor Fund’s performance compares with a broad measure of market performance. The Predecessor Fund was organized as a Delaware limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result, we are unable to show the after-tax returns for the Predecessor Fund.

Average Annual Total Returns For the Periods Ended December 31, 2024

	1 Year	3 Year	5 Year	10 Year	Since Inception (March 1, 2004)
Return Before Taxes	30.15%	10.00%	15.04%	12.91%	10.54%
Return After Taxes on Distributions	N/A	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A	N/A

S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	8.94%	14.53%	13.10%	10.24%

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Intech Investment Management LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are primarily responsible for the day-to-day management of the Fund:

Ryan Stever, PhD, Executive Vice President and Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Adrian Banner, PhD, Executive Vice President, Head of Australia and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Katherine Hardenbergh, Senior Vice President and Deputy Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Jian Tang, PhD, Senior Vice President and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Paul Duchnowski, ScD, Vice President and Portfolio Manager for the Sub-Advisor, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Ben McCaig, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.IntechETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.